UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): September 30, 2010

GLOBAL INVESTOR SERVICES, INC.
(Exact name of registrant as specified in charter)

Nevada	000-27019	87-0369205
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

708 3rd Avenue, 6th Floor
New York, New York 10017
(Address of Principal Executive Offices)         (Zip Code)

Registrant’s Telephone Number, including area code: (212)227-2242

With a Copy to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
49 Front Street, Suite 206
Rockville Centre, NY 11570
T: (516)833-5034
F: (516)977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02	Unregistered Sales of Equity Securities.

On September 30, 2010, Global Investor Services, Inc. (the “Company”) entered into a series of exchange agreements with investors under which the Company and investors converted an aggregate of $2,799,972 of its outstanding convertible debentures into 46,830,731 shares of common stock of the Company.  In addition, one investor holding a convertible debenture in the amount of $1,199,000 converted that sum into an 8% promissory note due September 30, 2015.

In addition, on September 30, 2010, investors that held common stock purchase warrants to acquire 14,524,992 shares of common stock elected to exercise the warrants at a reduced price whereby they received 12,191,667 shares of common stock for $304,792.  However, a portion of the investors elected to convert the common stock purchase warrants to acquire2,333,325 shares of common stock into an 8% promissory note due September 30, 2015 in the amount of $93,333.

On October 8, 2010, the Company and Allied Global Ventures LLC (“Allied”) entered into an exchange agreement under which the Company and Allied converted $2,123,400 of its outstanding convertible debentures and common stock purchase warrants to acquire 13,166,667 shares of common stock into 27,446,667 shares of common stock and seven (7) 8% convertible promissory notes all due September 30, 2015 in the aggregate principal amount of $1,826,667. The exchange agreement was effective as of September 30, 2010.

As of the date hereof, the Company is obligated on $3,119,000 face amount on the 8% promissory notes due September 30, 2015.  The 8% promissory notes due September 30, 2015 are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

The above securities were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated under Regulation D thereunder. The investors are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

The foregoing information is a summary of each of the agreements involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this financing transaction.

Item 9.01	Financial Statements and Exhibits, (c) Exhibits

EXHIBIT
NUMBER	DESCRIPTION

4.1	Form of Exchange Agreement, dated September 30, 2010

4.2	Exchange Agreement by and between Global Investor Services, Inc. and Allied Global Ventures LLC, dated September 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INVESTOR SERVICES, INC.

Date: October 12, 2010		By:	/s/ Bill Kosoff
	Name:	Bill Kosoff
	Title:	CFO